UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                             FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):
                          March 2, 2000


                     FAR EAST VENTURES, INC.
      (Exact name of registrant as specified in its charter)



Nevada                      000-24885                  88-0378451
(State of other       (Commission File No.)         (IRS Employer
jurisdiction of                               Identification No.)
incorporation)


  3960 Howard Hughes Parkway, 5th Floor, Las Vegas, Nevada 89109
             (Address of principal executive offices)


                          (702) 990-3600
       (Registrant's telephone number, including area code)

                      Registrant's Attorney:
                     Warren J. Soloski, Esq.
               11300 West Olympic Blvd., Suite 800,
                      Los Angeles, CA 90064
                          (310) 477-9742


                               N/A
  (Former name or former address, if changed since last report)


                This Report Consists of  2  Pages

Item 1  Changes in Control of Registrant

     Not Applicable.


Item 2  Acquisition on Disposition of Assets

     The Registrant has conditionally agreed to acquire the Sandown Raceway assets situated on Vancouver Island, British Columbia, Canada. The Registrant's acquisition is conditioned upon the securing of necessary municipality and regulatory approval. Further, the agreement to acquire by the Registrant contains the requirement that the purchase is conditioned upon the negotiation of a definitive Sale and Purchase Agreement.


Item 3  Bankruptcy or Receivership

     Not Applicable.


Item 4  Changes in Registrant's Certifying Accountant

     Not Applicable.


Item 5  Other Events

     Not Applicable.


Item 6  Resignations of Registrant's Directors

     Not Applicable.


Item 7  Financial Statement and Exhibits

     Not Applicable.


Item 8  Supplementary Information

     Not Applicable.



                            Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Far East Ventures, Inc.
                                   (Registrant)



Dated:  March 3, 2000              By: /s/
                                   Fred Beliway
                                   CEO/Director